UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 22, 2025
MIDDLESEX WATER COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	0-422	22-1114430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
485C Route 1 South, Suite 400, Iselin, New Jersey 08830
(Address of Principal Executive Offices) (Zip Code)
732-634-1500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	MSEX	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2025, the Board of Directors of Middlesex Water Company (the “Company”) elected Robert Hoglund as a member of the Board, effective January 1, 2026. Mr. Hoglund was appointed to the Board’s Audit Committee and Enterprise Risk Committee, effective January 1, 2026. Mr. Hoglund will participate in the compensation arrangements described under “Director Compensation” in the Company’s proxy statement for its 2025 annual meeting of stockholders (filed with the Securities and Exchange Commission on April 10, 2025). Mr. Hoglund is an independent director with no material relationships with the Company.

In addition, on December 19, 2025, the Company entered into an agreement to amend the current employment agreements with each of the following executives: Senior Vice President, Chief Financial Officer and Treasurer Mohammed G. Zerhouni and Vice President and Chief Operating Officer Gregory Sorensen (each agreement the " Employment Agreement Amendment"). Each agreement specifies (a) that the executive will receive compensation, including a lump sum payment and continuation of certain benefits, if their employment is terminated without cause or if they resign for good reason, and (b) eligibility for annual short-term incentive compensation. A copy of each 2025 Employment Agreement Amendment is filed herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by Middlesex Water Company dated December 22, 2025
10.1	Employment Agreement Amendment between Middlesex Water Company and Mohammed G. Zerhouni
10.2	Employment Agreement Amendment between Middlesex Water Company and Gregory Sorensen
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

/s/ Mohammed G. Zerhouni
Sr. Vice President, Chief Financial Officer
and Treasurer
Dated: December 22, 2025
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